Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies [Abstract]
Summarizes future minimum lease payments
The Company leases office space and office equipment under operating leases, which expire at various times through February 2016. Excluding the lease liability activity described in Note 9, rent expense under these operating leases was $0.2 million and $47,000 for the three months ended September 30, 2011 and 2012, respectively. Excluding the lease liability activity described in Note 9, rent expense under these operating leases was $0.6 million and $0.1 million for the nine months ended September 30, 2011 and 2012, respectively. The following table summarizes future minimum lease payments as of September 30, 2012 (in thousands):

2012	$320
2013	1,016
2014	1,040
2015	1,063
2016	276
Total minimum lease payments	$3,715